UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

September 18, 2003

Date of Report (Date of Earliest Event Reported)

1st CENTENNIAL BANCORP

(Exact Name of Registrant as Specified in its Charter)

California (State or other jurisdiction of incorporation or organization)	000-29105 (Commission File No.)	91-1995265 (I.R.S. Employee Identification No.)

218 East State Street, Redlands, California 92373
(Address of Principal Executive Offices) ( Zip Code)

(909) 798-3611
(Registrant’s Telephone Number including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

99.2	Press release concerning earnings for June 30, 2003 calendar quarter.

Item 9.	Regulation FD Disclosure.

On September 18, 2003, 1st Centennial Bancorp issued a press release announcing its earnings for the second quarter of 2003. This information is being furnished pursuant to “Item 12. “Results of Operations and Financial Condition” of Form 8-K. A copy of the press release is furnished herewith as Exhibit 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: September 18, 2003	1st CENTENNIAL BANCORP By: /s/ Beth Sanders Beth Sanders Chief Financial Officer (Principal Accounting Officer, and officer authorized to sign on behalf of the registrant)

EXHIBIT INDEX
Exhibit No.	Description	Page

99.2	Press release concerning earnings for June 30, 2003 calendar quarter.	4